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                                                                    EXHIBIT 99.3


                          ACKNOWLEDGMENT AND AGREEMENT
             TO TENDER UNITS OF CLASS B LIMITED PARTNERSHIP UNITS OF
               MULTI-BENEFIT REALTY FUND '87-1 (THE "PARTNERSHIP")
                        PURSUANT TO AN OFFER TO PURCHASE
                     DATED MAY 9, 2002 (THE "OFFER DATE") BY
                             AIMCO PROPERTIES, L.P.
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                FOR INFORMATION OR ASSISTANCE IN CONNECTION WITH
                       THE OFFER OR THE COMPLETION OF THIS
                  ACKNOWLEDGMENT AND AGREEMENT, PLEASE CONTACT
              THE INFORMATION AGENT AT (888) 349-2005 (TOLL FREE).
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                The undersigned hereby agrees as set forth under
                      "ACKNOWLEDGMENT AND AGREEMENT" below.


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1                                 SIGNATURE BOX
                (SEE INSTRUCTION 2 IN THE LETTER OF TRANSMITTAL)
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Please sign exactly as your name is printed in Box 2 below. For joint owners, each joint owner must sign. (See Instruction 2 in the Letter of Transmittal).

X
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                (Signature of Owner)

X
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             (Signature of Joint Owner)

Name and Capacity (if other than individuals):
                                              ----------------------------------
Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


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(City)                              (State)                   (Zip)

Area Code and Telephone No. (Day):
                                  ----------------------------------------------

                            (Evening):
                                      ------------------------------------------

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2                         DESCRIPTION OF UNITS TENDERED

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Name(s) and Address(es) of Registered Holder(s).
Please indicate changes or corrections to the name, address and tax identification number printed below.

                                                        1. Total Number       2. Number of Units
                                                          of Units Owned.        Tendered for Cash
                                                              (#)                     (#)
                                                        -----------------     --------------------

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WHEN COMPLETING THIS ACKNOWLEDGMENT AND AGREEMENT, PLEASE REFER TO THE
INSTRUCTIONS SET FORTH ON THE LAST PAGE OF THIS ACKNOWLEDGMENT AND AGREEMENT.


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3                       SIGNATURE GUARANTEE (IF REQUIRED)
                (SEE INSTRUCTION 2 IN THE LETTER OF TRANSMITTAL)
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YOU DO NOT NEED TO HAVE YOUR SIGNATURE GUARANTEED UNLESS YOU ARE A TRUSTEE,
EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR
OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY.


Name and Address of Eligible Institution:
                                         ---------------------------------------

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Authorized Signature: X
                     -----------------------------------------------------------
Name:                            Title:                   Date:
     --------------------------        ------------------      -----------------

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   4              SPECIAL PAYMENT INSTRUCTIONS                  5              SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 2, 7 AND 8 IN THE LETTER                    (SEE INSTRUCTIONS 2, 7 AND 8 IN THE LETTER
                         OF TRANSMITTAL)                                               OF TRANSMITTAL)
--------------------------------------------------------        ------------------------------------------------------

To be completed ONLY if the consideration for the               To be completed ONLY if the consideration for the
Units accepted for payment is to be issued in the name          Units accepted for payment is to be sent to someone
of someone other than the Signatory.                            other than the Signatory or to the Signatory at an
                                                                address other than that shown in Box 2 above.
Issue consideration to:
                                                                Mail consideration to:
Name
    ---------------------------------------------------
                 (Please Type or Print)                         Name
                                                                    --------------------------------------------------
                                                                                    (Please Type or Print)
Address
       -------------------------------------------------        Address
                                                                       -----------------------------------------------
       -------------------------------------------------
                                                                       -----------------------------------------------
       -------------------------------------------------
                   (Include Zip Code)                                  -----------------------------------------------
                                                                                  (Include Zip Code)
--------------------------------------------------------
      (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

            (See Substitute Form W-9 below)
========================================================        =======================================================


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6                              SUBSTITUTE FORM W-9
            (SEE INSTRUCTION 4 - BOX 6 OF THE LETTER OF TRANSMITTAL)
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Under penalties of perjury, the Signatory certifies that: (1) the number shown on this form is the unitholder's correct Taxpayer Identification No. ("TIN") or the unitholder has applied for a TIN; and (2) the unitholder is not subject to backup withholding either because the unitholder: (a) is exempt for backup withholding; (b) has not been notified by the Internal Revenue Service ("IRS") that the unitholder is subject to back-up withholding as a result of failure to report all interest or dividends; or (c) has been notified by the IRS that such unitholder is no longer subject to backup withholding.

Certification Instructions - You must cross out item (2) in the paragraph above if you have been notified by the IRS that you are subject to back-up withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to back-up withholding you received another notification from the IRS that you are no longer subject to back-up withholding, do not cross out item (2).

Please check this box if the unitholder has applied for a TIN, a TIN has not been issued to the unitholder, and either (a) the unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the unitholder intends to mail or deliver an application in the near future (it being understood that if the unitholder does not provide a TIN to the Purchaser, 31% of all reportable payments made to the unitholder will be withheld).

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7                              FIRPTA AFFIDAVIT
            (SEE INSTRUCTION 4 - BOX 7 OF THE LETTER OF TRANSMITTAL)
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Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg.1.1445-11T(d)
provide that a transferee of the U.S. real property interest must withhold tax equal to 10% of the amount realized if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following under penalties of perjury: (i) the unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); (ii) the unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the front of this Acknowledgment and Agreement; and (iii) the unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Acknowledgment and Agreement. The person signing this Acknowledgment and Agreement understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

================================================================================

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================================================================================
[ ] Please check this box if the withholding of tax is required because the unitholder does not satisfy all of the above conditions.
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         ACKNOWLEDGMENT AND AGREEMENT. The signatory hereto (the "Signatory")
hereby acknowledges that he or she has received (i) the Purchaser's Offer to Purchase, dated the Offer Date (as supplemented or amended from time to time, the "Offer to Purchase") relating to the offer by AIMCO Properties, L.P. (the "Purchaser") to purchase units of Class B limited partnership interest in the Partnership, (ii) the Letter of Transmittal attached as Annex II thereto (the "Letter of Transmittal"), (iii) this Acknowledgment and Agreement, and (iv) the Instructions hereto in the Letter of Transmittal, as each may be supplemented or amended from time to time, and whose terms and conditions are incorporated by reference herein (collectively, the "Offer"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Offer to Purchase. The Signatory hereby understands and agrees that the Letter of Transmittal is hereby incorporated by reference herein and is hereby made a part hereof.

         The Signatory hereby makes the representations, warranties, and covenants, and agrees to the terms and conditions, in each case set forth in the Letter of Transmittal, and hereby tenders to the Purchaser the units of limited partnership interest set forth in the box entitled "Description of Units Tendered" herein, including all interests represented by such units (collectively, the "Units"), as described in the Offer to Purchase and certifies under penalties of perjury that the statements in Box 6 and Box 7 herein are true.

         The Signatory hereby irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the true and lawful agent and attorney-in-fact of the Signatory with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act in such manner as any such attorney and proxy or substitute shall, in its sole discretion, deem proper with respect to such Units on any matter submitted for the consent or approval of holders of such Units, to do all such acts and things necessary or expedient to deliver such Units and transfer ownership of such Units on the partnership books maintained by the managing general partner of the Partnership, together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Purchaser, to sign any and all documents necessary to authorize the transfer of the Units to the Purchaser including, without limitation, the "Transferor's (Seller's) Application for Transfer" created by the National Association of Securities Dealers, Inc., if required, and upon receipt by the Information Agent (as the Signatory's agent) of consideration pursuant to the terms of the Offer, to become a holder of units, to receive any and all distributions made by the Partnership to which the Purchaser is entitled pursuant to the terms of the Offer (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Offer. This appointment shall be effective upon the purchase of the Units by the Purchaser as provided in the Offer and shall be irrevocable for a period of ten years following the termination of the Offer. Upon the purchase of Units pursuant to the Offer, all prior proxies and consents given by the Signatory with respect to such Units will be revoked and no subsequent proxies or consents may be given (and if given will not be deemed effective).

         In addition to and without limiting the generality of the foregoing, the Signatory hereby irrevocably (i) requests and authorizes (subject to and effective upon acceptance for consideration of any Unit tendered hereby) the Partnership and its general partners to take any and all actions as may be required to effect the transfer of the Units to the Purchaser (or its designee) and to admit the Purchaser as a holder of units in the Partnership under the terms of the certificate and agreement of partnership of the Partnership; (ii) empowers the Purchaser and its agent to execute and deliver to the managing general partner a change of address form instructing the managing general partner to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such unitholder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case in the name and on behalf of the tendering unitholder; (iii) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser; and (iv) requests and consents to the transfer of the Units, to be effective on the books and records of the Partnership as of the effective date set forth in the Offer.

         In addition, the Signatory irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the true and lawful agent and attorney-in-fact of the Signatory with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to withdraw any or all of such Units that have been previously tendered in response to any tender or exchange offer provided that the consideration being offered by the Purchaser is equal to or higher than the consideration being offered in the other tender or exchange offer. This appointment is effective immediately and shall continue to be effective unless and until such Units are withdrawn from the offer by the Signatory prior to the expiration date (as defined in the Offer).

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signatory, and any obligations of the Signatory shall be binding upon the heirs, personal representatives, trustees in bankruptcy, legal representatives, and successors and assigns of the Signatory.

                                  INSTRUCTIONS
      (THESE INSTRUCTIONS APPLY IF YOU DESIRE TO PARTICIPATE IN THE OFFER)

For complete instructions on completing this Acknowledgement and Agreement, please refer to the Letter of Transmittal (Annex II to the Offer to Purchase).

IMPORTANT:

1.       ALL registered owners must sign at the X in Box 1.

2. When signing as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or in another fiduciary or representative capacity, please indicate your title in Box 1, submit proper evidence of your authority to so act, and provide a signature guarantee in Box 3.

3. Please confirm that your name, address and tax identification number are correct in Box 2. If there is no label in Box 2, you must fill in this information.

4. Box 4 is to be used only if consideration is to be paid to someone other than the signer.

5. Box 5 is to be used only if consideration is to be mailed to someone other than the signer or the signer at a different address from that in Box 2.

6. Please review Box 6 and Box 7. Crossing out item 2 in Box 6 and/or checking the box in Box 7 may result in the withholding of a substantial portion of the consideration payable to you.

7. Please return all pages of this Acknowledgment and Agreement (along with all other required documentation) to the Information Agent at one of its addresses below. A postage-paid envelope is enclosed for your convenience.

FOR INFORMATION OR ASSISTANCE IN CONNECTION WITH THE OFFER OR THE COMPLETION OF THIS ACKNOWLEDGMENT AND AGREEMENT, PLEASE CONTACT THE INFORMATION AGENT AT (888) 349-2005 (TOLL FREE).


                    The Information Agent for the offer is:

                     RIVER OAKS PARTNERSHIP SERVICES, INC.

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           By Mail:                   By Overnight Courier:                By Hand:
         P.O. Box 2065                  111 Commerce Road              111 Commerce Road
S. Hackensack, N.J. 07606-2065        Carlstadt, N.J. 07072          Carlstadt, N.J. 07072
                                   Attn.: Reorganization Dept.    Attn.: Reorganization Dept.
                                          By Telephone:
                                    TOLL FREE (888) 349-2005

                                          By Facsimile:
                                         (201) 896-0910
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